UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2013

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 22, 2013, Sono-Tek Corporation (the “Company”) agreed with its Chairman and Chief Executive Officer, Dr. Christopher L. Coccio, that effective September 1, 2013, Dr. Coccio’s annual salary would be reduced from $225,000 to $150,000 in connection with a planned reduction of Dr. Coccio’s time commitment to the Company. Dr. Coccio was reappointed by the Board as Chairman and Chief Executive Officer and will continue in that capacity as part of this arrangement.

Item 5.07: Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Company’s annual meeting of shareholders held on August 22, 2013:

1.	The shareholders elected, by a plurality of the votes cast, all four nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2015 and until their successors are duly elected and qualified.
	For	Against	Broker Non-Votes
Christopher L. Coccio	6,746,172	233,195	4,991,081
R. Stephen Harshbarger	6,746,686	232,681	4,991,081
Joseph Riemer	6,747,086	232,281	4,991,081
Philip Strasburg	6,741,686	237,681	4,991,081

Edward J. Handler, Eric Haskell, Donald F. Mowbray and Samuel Schwartz, who were not standing for re-election, continued to serve as Directors following the annual meeting.

2.	The shareholders ratified by the affirmative vote of the majority of the votes cast on the proposal, the appointment of Ligget, Vogt & Webb, P.A., as the Company’s independent auditors for the fiscal year ending February 28, 2014.
For:	11,767,213
Against:	199,032
Abstained:	4,203
There were no broker non-votes.

3.	The shareholders approved, in a non-binding advisory vote, the compensation of the company’s named executive officers.

For:	6,204,982
Against:	453,573
Abstained:	320,812
Broker Non-Votes:	4,991,081

4.	The shareholders recommended, in a non-binding advisory vote, that an advisory shareholder vote on the compensation of the Company’s named executive officers should occur every three years.

Every Year:	1,086,107
Every Two Years:	1,569,607
Every Three Years:	4,057,635
Abstain:	220,018
Broker Non-Votes:	4,991,081

In light of the results of this advisory shareholder vote, the Company has decided to follow the recommendation of its shareholders and will include a shareholder vote on the compensation of executives in its proxy materials every three years.

5.	The shareholders approved by the affirmative vote of a majority of the votes cast on the proposal, the adoption of the Company’s 2013 Stock Incentive Plan.

For:	6,028,361
Against:	765,885
Abstained:	185,121
Broker Non-Votes:	4,991,081

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

August 27, 2013